Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,000,000.00
Previously Paid Amount	4,143.00
Total Fee Amount	3,176.30
Total Offset Amount	0.00
Net Fee	$ 0.00